RIDGEWORTH FUNDS
Supplement dated February 13, 2009 to the
RidgeWorth Funds Prospectuses Dated August 1, 2008 for the
RidgeWorth Prime Quality Money Market Fund (A, C, and I Shares)
RidgeWorth Tax-Exempt Money Market Fund (A and I Shares)
RidgeWorth U.S. Government Securities Money Market Fund (A and I Shares)
RidgeWorth U.S. Treasury Money Market Fund (A and I Shares)
RidgeWorth Virginia Tax-Free Money Market Fund (A and I Shares)
Effective February 13, 2009, the Distribution and Service (12b-1) Fee for the A Shares of the RidgeWorth Prime Quality Money Market Fund, the RidgeWorth Tax-Exempt Money Market Fund, the RidgeWorth U.S. Government Securities Money Market Fund, the RidgeWorth U.S. Treasury Money Market Fund, the RidgeWorth Virginia Tax-Free Money Market Fund and the C Shares of the RidgeWorth Prime Quality Money Market Fund (each a “Fund”) may be reduced voluntarily. When Distribution and Services fees are waived, dealer compensation will be reduced to the extent of such waiver.
From time to time, the Adviser and other service providers may further limit expenses to the extent it deems appropriate to enhance the yield of a Fund, or a particular class of a Fund, during periods when fixed expenses have a significant impact on the yield of that Fund, or a particular class of that Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and temporary and may be revised or terminated at any time without notice.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-110